UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

ALTISOURCE ASSET MANAGEMENT CORPORATION
(Exact name of Registrant as specified in its charter)

U.S. Virgin Islands	001-36063	66-0783125
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5100 Tamarind Reef
Christiansted, U.S. Virgin Islands 00820
(Address of principal executive offices including zip code)

(704) 275-9113
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AAMC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 30, 2023, Altisource Asset Management Corporation (the “Company”) received a written notice (the “Notice”) from the New York Stock Exchange (“NYSE” or the “Exchange”) that the NYSE would delist the Company’s shares of common stock (the “Securities”) from the Exchange. NYSE Regulation staff has determined that the Company is no longer qualified for listing pursuant to Section 1009(a) of the NYSE American Company Guide, citing non-compliance with Sections 1003(a)(i), (ii) and (iii) thereof.

The Company has a right to appeal this determination, provided that it files a written request for such review within seven (7) calendar days after receiving the Notice. The Company’s board of directors (the “Board”) intends to exercise its right to appeal the NYSE Regulation staff’s determination by the Listings Qualifications Panel of the Committee for Review of the Board of Directors of the Exchange (the “Panel”). Following such appeal and a decision by the Panel, NYSE American or the Company will make an announcement regarding either delisting or continued trading of the Company’s common stock. There can be no assurance of the outcome of any such appeal or that the Exchange will reconsider its decision to delist the Company in light of such appeal.

Item 7.01 Regulation FD Disclosure.

On December 4, 2023, the Company issued a press release announcing NYSE’s decision to delist the Securities from the Exchange. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act, or the Exchange Act, except as otherwise expressly stated in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact contained in this Current Report including, but not limited to, our decision to appeal and the success of any such appeal of the NYSE delisting decision. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Other factors may also cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements and such factors are discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and subsequent reports filed by the Company with the SEC. Copies of the Company’s filings with the SEC may be obtained at the “SEC Filings” section of the Company’s website at www.altisourceamc.com or on the SEC’s website at www.sec.gov.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements included in this Current Report are made as of the date hereof. The Company is not under any obligation to (and expressly disclaims any such obligation) to update any of the information in this Current Report if any forward-looking statement later turns out to be inaccurate, whether as a result of new information, future events or otherwise, except as otherwise may be required by the federal securities laws.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Asset Management Corporation
December 4, 2023	By:	/s/ Richard G. Rodick
Richard G. Rodick Chief Financial Officer